UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange
3.125% Senior Notes due 2032	APH32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2025, Amphenol Corporation (the “Company”) issued a press release setting forth the Company’s financial results for the quarter and nine months ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other related laws, which relate to future events and are subject to risks and uncertainties. The forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, may contain words and terms such as: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “look ahead,” “may,” “ongoing,” “optimistic,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” and other words and terms of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected earnings, revenues, growth, liquidity, effective tax rate, interest rates, the expected timing for the closing of certain acquisitions or other matters. A further description of these uncertainties and other risks can be found under the caption “Risk Factors” in Part I, Item 1A and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as other reports filed with the Securities and Exchange Commission, including, but not limited to, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These or other uncertainties could cause the Company’s actual future results to be materially different from those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

The information set forth in this Item 2.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated October 22, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Craig A. Lampo
Craig A. Lampo
Senior Vice President and Chief Financial Officer

Date: October 22, 2025